Subsequent events	12 Months Ended
Dec. 31, 2018
Disclosure of events after reporting period [Abstract]
Subsequent events
Subsequent events
Since the start of 2019, Euronav continued to buy back its own shares and owns on March 18, 2019 a total of 3,370,544 shares (1.53% of the total outstanding shares).
On October 31, 2018, the Company sold the Suezmax Felicity (2009 - 157,667 dwt), for USD 42.0 million. This vessel was accounted for as a non-current asset held for sale as at December 31, 2018. The vessel was delivered to its new owner on January 9, 2019.

A transaction-based bonus plan in relation to the Gener8 transaction has been offered to key management personnel and has been accepted by the beneficiaries in January 2019.

On February 4, 2019, Euronav announced that Patrick Rodgers has decided to step down from his role as Chief Executive Officer or CEO during 2019 and on March 28, 2019, Euronav announced that Hugo De Stoop, our current Chief Financial Officer or CFO, will succeed Patrick Rodgers as our CEO after a brief handover period which is expected to take place in the course of the second quarter of 2019. As a result, we have commenced a recruitment process for a new replacement CFO. Patrick Rodgers is leaving Euronav in a strong position with sector low leverage, substantial liquidity and operational flexibility to take on the challenges from the tanker market going forward.

On February 11, 2019, Euronav sold the LR1 Genmar Compatriot (2004 – 72,768 dwt) for USD 6.75 million. The Company will record a capital gain of approximately USD 0.4 million in the second quarter of 2019 upon delivery to its new owner.